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                                                                   EXHIBIT 10.01
                                                                    (AMENDED)

                        JOINT VENTURE AGREEMENT AMENDMENT


                  This Joint Venture Agreement Amendment dated as of October 1, 2000, by and between ML JWH STRATEGIC ALLOCATION FUND L.P. (the "Partnership") and JOHN W. HENRY & COMPANY INC. ("JWH").


                               W I T N E S S E T H

                  WHEREAS, the parties hereto entered into a Joint Venture Agreement dated as of April 25, 1996 pursuant to which JWH is acting as a commodity trading advisor for the Partnership (as amended to the date hereof, the "Joint Venture Agreement;" certain defined terms are used herein as defined therein); and

                  WHEREAS, the parties hereto wish to amend the Joint Venture Agreement in order to provide for a reduction of the fees payable to JWH thereunder.

                  NOW THEREFORE, in consideration of the premises and mutual covenants contained in the Joint Venture Agreement and herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Joint Venture Agreement as follows:

                  1. AMENDMENT TO SECTION 7. Section 7 of the Joint Venture Agreement is hereby amended by deleting the amount ".333 of 1%" from the second line thereof and substituting in lieu thereof the amount ".167 of 1%".

                  2. AMENDMENTS TO SECTION 8. (a) Section 8(b)(ii) of the Joint Venture Agreement is hereby amended by deleting the amount "Fifteen percent (15%)" from the first line of such Section and substituting in lieu thereof the amount "Twenty percent (20%)".

                  (b) Section 8(b)(iii) of the Joint Venture Agreement is hereby further amended by deleting the amount "15%" from the fourth line of such Section and substituting in lieu thereof the amount "20%".

                  (c) A new Section 8(i) of the Joint Venture Agreement is hereby added which shall read in its entirety as follows:

                  "(i) During no calendar quarter through June 30, 2001 shall the aggregate Management Fees and Profit Shares calculated pursuant to this Joint Venture Agreement, as amended pursuant to the Joint Venture Agreement Amendment dated as of October 1, 2000 (the "New Fees") exceed the aggregate Management Fees and Profit Shares that would have been calculated pursuant to the Joint Venture Agreement prior to the effectiveness of the Joint Venture Agreement Amendment dated as of October 1, 2000 (the "Existing Fees"). If for any calendar quarter ending on or before June 30, 2001 the New Fees, as initially calculated, exceed the Existing Fees, the Profit Share for such calendar quarter will be reduced to an amount, which, when added to the Management Fees, causes the New Fees to equal the Existing Fees.

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                  3. AMENDMENTS TO SCHEDULE I. Schedule I to the Joint Venture
Agreement is hereby amended by (a) deleting the amount "$104,250,000" therefrom and substituting in lieu thereof $104,000,000", (b) deleting the amount "15%" therefrom and substituting in lieu thereof the amount "20%" and (c) deleting the amount "$165,000" therefrom each time that it appears, and substituting in lieu thereof the amount "$220,000".

                  4. ENTIRE AGREEMENT. This Amendment, together with the Joint Venture Agreement and all amendments thereto, constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as between the parties unless it shall be in writing and signed by the party against whom enforcement is sought.

                  5. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall, however, together constitute one and the same document.


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                  IN WITNESS WHEREOF, the undersigned have hereto duly set forth their hand as of the 1st day of October, 2000.

                                    ML JWH STRATEGIC ALLOCATION FUND L.P.


                                    BY: MERRILL LYNCH INVESTMENT PARTNERS INC.,
                                    ITS GENERAL PARTNER


                                     By:  ______________________________
                                           Name:
                                           Title:


                                     JOHN W. HENRY & COMPANY INC.


                                     By:  ______________________________
                                           Name:
                                           Title:

Confirmed:
not as a Joint Venturer but
solely for the limited purposes
set forth herein

MERRILL LYNCH FUTURES INC.


By:  ______________________________
       Name:
       Title:


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